SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 27, 2002

THE KUSHNER-LOCKE COMPANY
(Exact name of registrant as specified in its charter)

California	0-17295	95-4079057
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Boulevard, 21st Floor Los Angeles, California (Address of Principal Executive Offices)	90025 (Zip Code)

(310) 481-2000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
EXHIBIT 99.2

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

Not Applicable.

     (b)  Pro Forma Financial Information.

Not Applicable.

     (c)  Exhibits.

Exhibit 99.2	Monthly Operating Report of the Registrant for the calendar month from January 1, 2002 to February 1, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2002	THE KUSHNER-LOCKE COMPANY

	By:	/s/ Donald Kushner

Donald Kushner Co-Chairman of the Board and Co-Chief Executive Officer